[PHOTO OMITTED]

Global
Growth

Gabelli
Global Interactive
Couch Potato(R) Fund

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 1999

                               [GRAPHIC OMITTED]

Global Growth

                                                                 [PHOTO OMITTED]
                                                                 Marc J. Gabelli

Semi-Annual Report - June 30, 1999
The Gabelli Global Interactive Couch Potato(R) Fund

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                           [GRAPHIC OMITTED--5 STARS]
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        Morningstar Rated(TM) Gabelli Global Interactive Couch Potato(R)
              Fund 5 stars overall and for the three and five-year
                      periods ended 6/30/99 among 3043 and
                    1878 domestic equity funds, respectively.
--------------------------------------------------------------------------------

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                                 #1 Global Fund!
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                      Ranked 1 by Lipper Inc. for the three
                    and five-year periods ended 6/30/99 among
                     155 and 89 global funds, respectively.
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To Our Shareholders,

      Our vision, as well as your vision and commitment as an investor, have been grandly rewarded over the past two years. Investors continued to enjoy excellent investment returns during the second quarter, as the interactive revolution maintained its strength. Looking forward into the next century, we continue to believe that the dominant companies of tomorrow will be conducting a major portion of their business via the Internet within the next five years. In anticipation of this period of revolutionary change, we believe now is an appropriate time to change the name of the Fund to the Gabelli Global Growth Fund, from the Gabelli Global Interactive Couch Potato(R) Fund. The investment objective of the Fund will remain the same, and while we are saddened to bid farewell to the original name, keep in mind that it is only a name.

      We formed the Fund in 1994, believing that we were entering a period of accelerated growth globally. After scattered economic growing pains, we have essentially settled onto a path of continued momentum. The major catalysts for this growth are the proliferation of free market economies, the deregulation of major industries and the advances of commerce through greater interaction among societies. All of these factors are enhanced as new technologies are developed and accepted that will provide, for the first time in history, an instant world marketplace.

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Past performance is no guarantee of future results. Morningstar proprietary ratings reflect historical risk adjusted performance as of June 30, 1999 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Lipper Inc. ranked The Gabelli Global Interactive Couch Potato(R) Fund 4 among 239 global funds for the one year period ended June 30, 1999. Lipper rankings are based upon one, three and five-year total returns at NAV.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------
                                              Quarter
                          -----------------------------------------
                            1st         2nd       3rd        4th       Year
                            ---         ---       ---        ---       ----
 1999: Net Asset Value .. $20.33      $23.52        --         --         --
       Total Return .....   19.7%       15.7%       --         --         --
------------------------------------------------------------------------------
 1998: Net Asset Value .. $16.45      $17.39    $15.17     $16.99     $16.99
       Total Return .....   15.2%        5.7%    (12.8)%     21.4%      28.9%
------------------------------------------------------------------------------
 1997: Net Asset Value .. $11.79      $13.72    $15.02     $14.28     $14.28
       Total Return .....    0.3%       16.4%      9.5%      10.9%      41.7%
------------------------------------------------------------------------------
 1996: Net Asset Value .. $12.57      $13.40    $13.22     $11.75     $11.75
       Total Return .....    7.3%        6.6%     (1.3)%     (0.3)%     12.5%
------------------------------------------------------------------------------
 1995: Net Asset Value .. $10.62      $11.28    $12.30     $11.72     $11.72
       Total Return .....    3.6%        6.2%      9.0%      (1.8)%     17.9%
------------------------------------------------------------------------------
 1994: Net Asset Value .. $ 9.90      $ 9.97    $10.54     $10.25     $10.25
       Total Return .....   (1.0)%(b)    0.7%      5.7%      (2.8)%      2.5%(b)

----------------------------------------------
Average Annual Returns - June 30, 1999 (a)
------------------------------------------

 1 Year                          46.6%
 5 Year                          28.1%
 Life of Fund (b)                25.7%
----------------------------------------------

                     Dividend History
----------------------------------------------------------
Payment (ex) Date      Rate Per Share   Reinvestment Price
-----------------      --------------   ------------------
December 28, 1998         $1.385             $16.56
December 31, 1997         $2.370             $14.28
December 31, 1996         $1.436             $11.75
December 29, 1995         $0.363             $11.72

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on February 7, 1994. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

Investment Performance

      For the second quarter ended June 30, 1999, The Gabelli Global Interactive Couch Potato Fund's (the "Fund") total return was 15.7%. The Lipper Global Fund Average and Morgan Stanley Capital International World Free Index of global equity markets had total returns of 7.6% and 5.6%, respectively, over the same period. The Morgan Stanley World Free index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund was up 46.6% over the trailing twelve-month period. The Lipper Global Fund Average and Morgan Stanley World Free Index rose 10.7% and 16.7%, respectively, over the same twelve-month period.

      For the five-year period ended June 30, 1999, the Fund's total return averaged 28.1% annually versus average annual total returns of 14.3% and 16.2% for the Lipper Global Fund Average and Morgan Stanley World Free Index, respectively. Since inception on February 7, 1994 through June 30, 1999, the Fund had a cumulative total return of 243.8%, which equates to an average annual total return of 25.7%.

Global Allocation

      The accompanying chart presents the Fund's holdings by geographic region as of June 30, 1999. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

                     HOLDINGS BY GEOGRAPHIC REGION - 6/30/99

 [The following table was represented as a pie chart in the printed material.]

               United States                 49.0%
               Europe                        26.0%
               Japan                         10.5%
               Canada                         8.3%
               Cash                           3.4%
               Asia/Pacific Rim               2.8%

Portfolio Structure

      As we have indicated in past discussions, the Interactive Couch Potato's(R) investments are focused in areas of growth, within the context of two main investment themes: 1) companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and 2) companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, this includes the broad scope of communications and commerce-related services such as basic voice, data and the Internet.

      The accompanying chart depicts our equity mix of the copyright/creativity and distribution companies in our portfolio as of June 30, 1999.


                          PORTFOLIO STRUCTURE - 6/30/99

 [The following table was represented as a pie chart in the printed material.]

               Distribution                  66.9%
               Copyright/Creativity          33.1%

COMMENTARY

Hardware Kicks In

      In recent years, a great deal of investment attention has focused on the build out of the Internet transmission highway and the advent of new interactive services. Cable television stocks have soared as investors recognized the enormous potential of their Internet pipeline business. Telecommunications companies and information/entertainment software producers have also benefited from the realization that the age of interactivity was upon us. This quarter, it was the hardware manufacturers' turn to be in the limelight. Two of the industry leaders in the set-top box/cable modem business, Scientific-Atlanta and General Instrument, finally received recognition for their contributions in developing the hardware that is further enhancing interactive services. We believe this is just the beginning of what should be productive years ahead for leading interactive hardware producers.

A Broadcast Recovery?

      American broadcasters suffered through a dismal 1998. They continued to lose eyeballs and advertising dollars to cable television operators, and the Internet captured a larger piece of many companies' advertising budgets. However, the tide may be turning. Although the national and local spot markets remain soft, upfront advertising sales are up 13%. Buoyed by spending from pharmaceutical companies (which are now allowed to market their prescription products on television), Internet companies that are spending lavishly on advertising to establish their brand names and big new ad campaigns planned for the millennium, broadcasters' ad revenues should trend higher. Broadcasters will get an additional boost in the upcoming election year as politicians open campaign treasure chests to win the hearts and minds of American voters.

      This quarter, our broadcast holdings were mixed. Small independents Paxson Communications and Ackerley Group posted strong gains, but Young Broadcasting tuned out. On the network front, News Corp. (FOX) moved up strongly, but Disney
(ABC) languished. We believe that when investors start focusing on next year's numbers, they will begin tuning in to our broadcast laggards.

From Top to Bottom

      As aforementioned, Scientific-Atlanta and General Instrument were near the top of our performance list this quarter. Other leading performers came from a wide range of interactive service sub-sectors including cable television (Jones Intercable and MediaOne), communications providers (Telephone & Data Systems and Bell Atlantic), publishers (Mannesmann and Independent News & Media), and broadcasters (Grupo Televisa). Takeover lightning struck in the form of VoiceStream Wireless' bid for Omnipoint.

      North American cable giants Time Warner, Cablevision and Rogers Communications closed the quarter with modest declines. We believe this is primarily profit taking by momentum investors who jumped on the cable bandwagon late and jumped off as soon as the group hit its first speed bump. We believe value-added services will continue to drive cable company values and that after a well-earned rest, these stocks will regain momentum.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of foreign holdings are stated in U.S. dollar equivalent terms as of June 30, 1999.

AT&T Canada Inc. (ATTC - $64.0625 - Nasdaq) is the entity resulting from the merger of MetroNet Communications and AT&T Canada Corp. AT&T Canada is Canada's largest facilities-based competitive voice, data and Internet telecommunications provider. AT&T Canada brings together the country's largest competitive local exchange carrier ("CLEC"), three of Canada's leading competitive Internet service providers ("ISP") and Canada's pioneer in competitive long distance service. Deploying the most advanced fiber-optic networking and digital switching platforms, AT&T Canada offers customers across the country local and long distance voice, data and Internet services.

Bell Atlantic Corp. (BEL - $65.375 - NYSE), following its merger with NYNEX and its impending merger with GTE (GTE - $75.75 - NYSE) is a premier provider of advanced voice and data services from Maine to Virginia - the world's most information-intensive marketplace. The company serves 22 million households. Bell Atlantic is one of the world's largest and most successful wireless companies, with domestic operations in 24 states and international investments in Latin America, Europe and the Pacific Rim. BEL is also a global leader in publishing directories and in providing Internet-based shopping guides, website creation and hosting, and other electronic commerce services. The company has a mix of mature and start-up communications businesses in Europe and the Pacific Rim, including a 24.9% stake in Telecom Corp. of New Zealand and a 18.5% stake in Cable & Wireless Communications.

Cablevision Systems Corp. (CVC - $70.00 - AMEX) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that span state-of-the-art, high-speed multimedia delivery, subscription cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, NY, Cablevision serves more than
3.4 million cable customers primarily in three core markets: New York, Boston and Cleveland. Cablevision is a leader in delivering cutting-edge technological innovation, such as Optimum TV, to the home. Through its Rainbow Media Holdings subsidiary, Cablevision manages and develops internationally recognized content offerings such as the popular national television networks American Movie Classics, Bravo and The Independent Film Channel. Cablevision has a controlling interest in New York City's famed Madison Square Garden which includes the arena complex, the NY Knicks, the NY Rangers and the MSG network. Cablevision operates Radio City Entertainment and holds a long term lease for Radio City Music Hall, home of the world famous Radio City Rockettes.

Liberty Media Group (LMG'A - $36.75 - NYSE) is engaged in businesses which provide programming services, including production, acquisition and distribution through all available media formats, and businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally-branded entertainment networks such as Discovery Channel, USA, QVC, Encore and STARZ!. Liberty's assets also include interests in international video distribution businesses; international telephony and domestic wireless; plant and equipment manufacturers; and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T Corp. (T - $55.8125 - NYSE) and are now traded on the New York Stock Exchange.

Omnipoint Corp. (OMPT - $28.9375 - Nasdaq) is a leading personal communications services ("PCS") carrier in the U.S. with licenses covering major metropolitan areas containing nearly 100 million people. On June 23, 1999, Omnipoint agreed to be acquired by VoiceStream Wireless (VSTR - $28.4375 - Nasdaq) for $32 per share in cash and stock. The combined company will have PCS licenses covering about 190 million points of presence ("POPs") and will become a major PCS carrier.

Seagram Co. (VO - $50.375 - NYSE), with its 1995 purchase of an 80% interest in MCA from Matsushita Electric Industrial Co. for $5.7 billion, operates two global businesses: beverages and entertainment. Spirits and Wine group's major beverage brands include Chivas Regal, Martell, Mumm, Crown Royal and Seagram's Gin. With its December acquisition of Polygram, Seagram has created the world's leading music company, the Universal Music Group. Seagram's entertainment business includes the Universal Motion Pictures Group, the Universal Studios Recreation Group and a 46% interest in USA Networks (USAI - $40.125 - Nasdaq).

Viacom Inc. (VIA'A - $44.125 - AMEX; VIA'B - $44.00 - AMEX), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. The addition of Paramount Communications, Blockbuster Entertainment (acquired in 1994), along with publisher Simon & Schuster, makes Viacom one of the largest entertainment and publishing companies. Non-core assets are being divested and debt has been reduced to approximately $8 billion. Viacom is focusing on global expansion of its media franchises. Viacom is particularly well-positioned in music (notably MTV) and cable networks (such as Nickelodeon).

Viatel Inc. (VYTL - $56.125 - Nasdaq), headquartered in New York, is a facilities-based international and domestic long distance telecommunications company with network points of presence ("POPs") in European cities and operations in the United States, Latin America and the Pacific Rim. The company offers a broad array of competitively priced, value-added international and domestic long distance services. Its customers are primarily small and medium-sized businesses. Viatel provides long distance service to more than 230 countries and territories worldwide through its international network.

Vivendi (EX.PA - $81.00 - Paris Stock Exchange) is France's largest environmental services company engaged in water purification and distribution, energy, waste management, construction and communications. The group owns 44% of Cegetel, France's second largest telecommunications operator. Sales at Cegetel rose 90% in 1998 to $3.4 billion following the company's launch of long distance service and the boom in demand for mobile services. Only five percent of sales are generated in emerging markets. With 159 million shares outstanding, the company has an equity market capitalization of Euro 35 billion or $40 billion.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Global Interactive Couch Potato(R) Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

In Conclusion

      While it may be optimistic to expect the kind of returns we have achieved in recent years to continue indefinitely, we remain confident that creative companies, with innovative products and services worldwide, still represent excellent investment opportunities. The advent of growing economies, new technologies and the proliferation of the free market system continue to provide a positive backdrop for the Fund as we leave this millenium and move forward into the 21st century.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GICPX. Please call us during the business day for further information.


                                   Sincerely,



            /s/ Marc J. Gabelli                     /s/ Ivan Arteaga, CFA

            Marc J. Gabelli                         Ivan Arteaga, CFA
            Portfolio Manager                       Associate Portfolio Manager


July 30, 1999

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                                Top Ten Holdings
                                  June 30, 1999
                                  -------------

   Liberty Media Group                        Omnipoint Corp.
   Viacom Inc.                                Cablevision Systems Corp.
   Vivendi                                    USA Networks Inc.
   Seagram Co.                                Bell Atlantic Corp.
   Viatel Inc.                                AT&T Canada Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Global Interactive Couch Potato(R) Fund
Portfolio of Investments -- June 30, 1999 (Unaudited)
================================================================================
                                                                        Market
   Shares                                                 Cost           Value
   ------                                                 ----           -----
           COMMON STOCKS -- 91.9%
           Broadcasting -- 8.9%
   55,000  Ackerley Group Inc. .....................   $  528,733     $1,000,313
      800  Asahi Broadcasting Corp. ................       55,646         58,561
   65,000  Audiofina ...............................    2,673,923      3,120,375
  100,000  Flextech plc + ..........................      776,459      1,610,190
   80,000  Granada Group plc .......................    1,461,702      1,484,244
   35,000  Grupo Televisa SA, GDR ..................    1,176,438      1,568,438
    3,000  Nippon Broadcasting System Inc...........      126,323        148,716
    6,115  NRJ SA ..................................    1,298,594      1,376,651
   96,400  Paxson Communications Corp. +............      908,782      1,301,400
  130,000  Tokyo Broadcasting System Inc............    1,444,606      1,879,604
   27,500  Young Broadcasting Inc., Cl. A +.........      972,238      1,170,469
                                                       ----------     ----------
                                                       11,423,444     14,718,961
                                                       ----------     ----------
           Business Services -- 3.4%
   10,000  Berlitz International Inc. + ............      161,981        183,750
    2,000  Telefonica Publicidad e Informacion SA+..       30,954         39,910
   66,000  Vivendi .................................    5,145,499      5,346,431
                                                       ----------     ----------
                                                        5,338,434      5,570,091
                                                       ----------     ----------
           Cable -- 6.5%
   60,000  Cablevision Systems Corp., Cl. A +.......      483,484      4,200,000
   60,000  Jones Intercable Inc., Cl. A + ..........    2,616,056      2,940,000
   20,000  MediaOne Group Inc. + ...................      845,512      1,487,500
   25,000  NTL Inc.+ ...............................    1,559,375      2,154,688
                                                       ----------     ----------
                                                        5,504,427     10,782,188
                                                       ----------     ----------
           Communications Equipment -- 3.8%
   60,000  General Instrument Corp.+ ...............    1,739,771      2,550,000
   12,500  Mannesmann AG ...........................    1,512,506      1,865,316
   50,000  Scientific-Atlanta Inc. .................    1,439,867      1,800,000
                                                       ----------     ----------
                                                        4,692,144      6,215,316
                                                       ----------     ----------
           Computer Software and Services -- 2.3%
   25,000  PSINet Inc.+ ............................      971,800      1,093,750
   13,000  Softbank Corp. ..........................    1,047,511      2,632,519
                                                       ----------     ----------
                                                        2,019,311      3,726,269
                                                       ----------     ----------
           Consumer Products -- 1.5%
    1,300  Compagnie Financiere Richemont AG........    2,310,662      2,500,339
                                                       ----------     ----------
           Entertainment -- 9.9%
  270,000  Liberty Media Group, Cl. A + ............    3,788,234      9,922,500
  605,000  Rank Group plc ..........................    2,522,710      2,405,611
  100,000  USA Networks Inc. + .....................    1,774,097      4,012,500
                                                       ----------     ----------
                                                        8,085,041     16,340,611
                                                       ----------     ----------
           Entertainment Distribution -- 0.4%
   20,000  GC Companies Inc.+ ......................      727,907        715,000
                                                       ----------     ----------
           Global Entertainment -- 10.5%
   10,000  Canal Plus ..............................    2,410,367      2,806,095
   45,000  Disney (Walt) Co. .......................    1,334,151      1,386,563
  180,000  EMI Group plc ...........................    1,109,381      1,444,206
  100,000  Seagram Co. .............................    4,236,875      5,037,499
   20,000  Time Warner Inc. ........................      531,990      1,470,000
   80,000  Viacom Inc., Cl. A + ....................    1,416,389      3,530,000
   40,000  Viacom Inc., Cl. B + ....................      544,082      1,760,000
                                                       ----------     ----------
                                                       11,583,235     17,434,363
                                                       ----------     ----------
           Publishing -- 5.5%
   88,500  Arnoldo Mondadori Editore SpA ...........    1,155,894      1,533,297
  910,000  Gakken Co. Ltd.+ ........................    1,592,849      1,654,050
  200,000  Independent News & Media plc, Dublin.....      849,504        959,084
   25,000  Independent News & Media plc, London.....      121,060        120,799
   75,000  Primedia Inc.+ ..........................      846,330      1,270,313
  120,000  Schibsted ASA ...........................    1,453,472      1,349,046
   20,000  Scripps (E.W.) Co. ......................      906,366        951,250
  125,000  United News & Media plc .................    1,264,720      1,201,929
                                                       ----------     ----------
                                                        8,190,195      9,039,768
                                                       ----------     ----------
           Satellite -- 1.1%
  100,000  Loral Space & Communications Ltd.+. .....    1,902,815      1,800,000
                                                       ----------     ----------
           Telecommunications -- 26.7%
   32,500  AT&T Canada Inc.+ .......................    1,757,300      2,082,031
   19,100  AT&T Canada Inc., Cl. B+ ................      603,632      1,209,843
   55,000  Bell Atlantic Corp. .....................    3,138,827      3,595,625
   55,000  Cable & Wireless plc, ADR ...............    2,079,195      2,179,375
  250,751  Citizens Utilities Co., Cl. B + .........    2,091,843      2,789,604
      400  DDI Corp.................................    1,818,356      2,488,513
   30,000  Frontier Corp. ..........................      758,532      1,770,000
  150,000  GST Telecommunications Inc.+ ............    1,341,278      1,978,125
      115  Japan Telecom Co. Ltd. ..................      851,922      1,634,222
   30,000  KDD Corp. ...............................    2,025,257      2,153,902
   45,000  Korea Telecom Corp., ADR+ ...............    1,543,293      1,800,000
   50,000  KPN NV ..................................    2,070,161      2,346,147
      215  Nippon Telegraph and Telephone Corp......    2,358,927      2,504,623
   25,000  Portugal Telecom SA .....................    1,087,054      1,017,093
  115,000  Rogers Communications Inc., Cl. B+ ......      764,686      1,837,609
   60,500  Rogers Communications Inc., Cl. B, ADR+..      820,415        979,344
  100,000  RSL Communications Ltd., Cl. A+..........    2,594,146      1,931,250
   15,000  Telecom Italia SpA, ADR .................    1,456,943      1,577,813
   48,960  Telefonica de Espana SA .................    2,145,451      2,358,441
    4,000  Time Warner Telecom Inc.+ ...............       56,000        116,000


                 See accompanying notes to financial statements.

The Gabelli Global Interactive Couch Potato(R) Fund
Portfolio of Investments (Continued) -- June 30, 1999 (Unaudited)
================================================================================
                                                                        Market
   Shares                                                 Cost           Value
   ------                                                 ----           -----

           COMMON STOCKS (Continued)
           Telecommunications (Continued)
    2,525  Viag AG .................................  $ 1,389,757    $ 1,192,616
   85,000  Viatel Inc. + ...........................    1,342,476      4,770,624
                                                      -----------    -----------
                                                       34,095,451     44,312,800
                                                      -----------    -----------
           Wireless Communications -- 11.4%
   17,900  Aerial Communications Inc.+ .............      193,053        241,650
   70,200  Cellular Communications of Puerto
             Rico Inc.+.............................    1,289,943      2,000,700
      125  NTT Mobile Communication Network Inc.....    1,079,131      1,677,185
  160,000  Omnipoint Corp. + .......................    2,980,313      4,630,000
  127,000  Rogers Cantel Mobile Communications
             Inc., Cl. B+ ..........................    1,624,345      2,087,563
   45,000  Telephone & Data Systems Inc.............    2,122,823      3,287,813
   10,000  Vodafone AirTouch plc, ADR ..............      654,243      1,970,000
   38,000  VoiceStream Wireless Corp.+ .............      451,395      1,080,625
   72,000  Western Wireless, Corp. Cl. A+...........    1,049,021      1,944,000
                                                      -----------    -----------
                                                       11,444,267     18,919,536
                                                      -----------    -----------
           TOTAL COMMON STOCKS......................  107,317,333    152,075,242
                                                      -----------    -----------
           PREFERRED STOCKS -- 1.6%
           Broadcasting -- 0.3%
  300,000  Village Roadshow Ltd., Pfd. .............      580,983        448,783
                                                      -----------    -----------
           Publishing -- 1.3%
      500  Golden Books Family Entertainment Inc.,
             8.75% Cv. Pfd. +.......................       25,000          2,000
   70,000  News Corp. Ltd., ADR Preference Shares...    1,615,522      2,209,375
                                                      -----------    -----------
                                                        1,640,522      2,211,375
                                                      -----------    -----------
           TOTAL PREFERRED STOCKS...................    2,221,505      2,660,158
                                                      -----------    -----------
           RIGHTS -- 0.0%
           Telecommunications -- 0.0%
   25,000  Portugal Telecom SA .....................            0            258
                                                      -----------    -----------
Principal
 Amount
 ------
           CORPORATE BONDS -- 0.2%
           Entertainment -- 0.2%
$  50,000  Savoy Pictures Entertainment Inc., Sub.
             Deb. Cv. 7.00%, 07/01/03...............       43,530         50,438
  200,000  Viacom Inc., Sub. Deb. Cv. 8.00%,
             07/07/06...............................      145,926        206,750
                                                      -----------    -----------
           TOTAL CORPORATE BONDS....................      189,456        257,188
                                                      -----------    -----------

 Principal                                                             Market
  Amount                                                  Cost         Value
  ------                                                  ----         -----

            U.S. GOVERNMENT OBLIGATIONS -- 3.3%
$5,561,000  U.S. Treasury Bills, 4.49% to 4.74% ++,
              due 08/19/99 to 09/23/99 ............. $  5,511,285  $  5,511,922
                                                     ------------  ------------
            TOTAL INVESTMENTS -- 97.0%.............. $115,239,579   160,504,768
                                                     ============
            Other Assets and
              Liabilities (Net) -- 3.0% ............                  4,982,299
                                                                   ------------
            NET ASSETS -- 100.0%
              (7,035,458 shares outstanding) .......               $165,487,067
                                                                   ============
            NET ASSET VALUE,
              Offering and Redemption
              Price Per Share.......................                     $23.52
                                                                         ======
---------------
            For Federal tax purposes:
            Aggregate cost..........................               $115,239,579
                                                                   ============
            Gross unrealized appreciation ..........               $ 46,750,837
            Gross unrealized depreciation ..........                 (1,485,648)
                                                                   ------------
            Net unrealized appreciation ............               $ 45,265,189
                                                                   ============

                                                                         Net
  Principal                                            Settlement    Unrealized
   Amount                                                 Date      Appreciation
   ------                                                 ----      ------------

              FORWARD FOREIGN EXCHANGE CONTRACTS
81,430,081(a) Deliver Japanese Yen in exchange for
                USD 672,775..........................   07/01/99        $715

---------------
(a)  --  Principal amount denoted in Japanese Yen.
+    --  Non-income producing security.
++   --  Represents annualized yield at date of purchase.
ADR  --  American Depositary Receipt.
GDR  --  Global Depositary Receipt.
USD  --  U.S. Dollars.

                                                          % of
                                                         Market        Market
Geographic Diversification                                Value         Value
--------------------------                               ------        -------
North America                                             60.7%      $97,409,447
Europe                                                    26.0%       41,805,267
Japan                                                     10.5%       16,831,896
Asia/Pacific Rim                                           2.8%        4,458,158
                                                         ------     ------------
                                                         100.0%     $160,504,768
                                                         ======     ============
                 See accompanying notes to financial statements.

               The Gabelli Global Interactive Couch Potato(R) Fund

Statement of Assets and Liabilities
June 30, 1999 (Unaudited)
================================================================================
Assets:
   Investments, at value (Cost $115,239,579) ...............       $160,504,768
   Cash ....................................................            230,908
   Foreign currency, at value (Cost $1,522,715) ............          1,542,524
   Dividends, interest and reclaims receivable .............             62,717
   Receivable for investments sold .........................         10,362,329
   Receivable for Fund shares sold .........................            892,657
   Net unrealized appreciation on forward
     foreign exchange contracts ............................                715
                                                                   ------------
   Total Assets ............................................        173,596,618
                                                                   ------------
Liabilities:
   Payable for Fund shares redeemed ........................             35,395
   Payable for investment advisory fees ....................            125,663
   Payable for distribution fees ...........................             31,415
   Depreciation on futures contracts .......................            208,344
   Variation margin payable ................................            103,505
   Other accrued expenses ..................................          7,605,229
                                                                   ------------
   Total Liabilities .......................................          8,109,551
                                                                   ------------
   Net Assets applicable to 7,035,458
     shares outstanding ....................................       $165,487,067
                                                                   ============
Net Assets consist of:
   Capital stock, at par value .............................       $      7,035
   Additional paid-in capital ..............................        109,631,197
   Accumulated net investment loss .........................           (285,394)
   Accumulated net realized gain on investments,
     futures contracts and foreign currency
     transactions ..........................................         11,401,536
   Net unrealized appreciation on investments,
     futures contracts and foreign currency
     transactions ..........................................         44,732,693
                                                                   ------------
   Total Net Assets ........................................       $165,487,067
                                                                   ============
   Net Asset Value, offering and redemption
     price per share ($165,487,067 / 7,035,458
     shares outstanding; 200,000,000
     shares authorized of $0.001 par value) ................             $23.52
                                                                         ======

Statement of Operations
For the Six Months Ended June 30, 1999 (Unaudited)
================================================================================

Investment Income:
   Dividends (net of foreign taxes of $40,630) ..............       $   493,628
   Interest .................................................            81,020
                                                                    -----------
   Total Investment Income ..................................           574,648
                                                                    -----------
Expenses:
   Investment advisory fees .................................           578,761
   Distribution fees ........................................           144,690
   Shareholder services fees ................................            61,379
   Custodian fees ...........................................            30,444
   Directors' fees ..........................................             2,908
   Interest expense .........................................               863
   Miscellaneous expenses ...................................            69,645
                                                                    -----------
   Total Expenses ...........................................           888,690
                                                                    -----------
   Net Investment Loss ......................................          (314,042)
                                                                    -----------
Net Realized and Unrealized Gain
   on Investments:
   Net realized gain on investments, futures
     contracts and foreign currency
     transactions ...........................................        11,608,436
   Net change in unrealized appreciation
     on investments, futures contracts
     and foreign currency transactions ......................        23,084,724
                                                                    -----------
   Net realized and unrealized gain
     on investments, futures contracts
     and foreign currency transactions ......................        34,693,160
                                                                    -----------
   Net increase in net assets resulting
     from operations ........................................       $34,379,118
                                                                    ===========

Statement of Changes in Net Assets
================================================================================

                                                              Six Months Ended   Year Ended
                                                                June 30, 1999   December 31,
                                                                 (Unaudited)        1998
                                                              ----------------  ------------
Operations:
   Net investment income / (loss) ...........................   $   (314,042)   $   458,939
   Net realized gain on investments, futures contracts
     and foreign currency transactions ......................     11,608,436      4,964,163
   Net change in unrealized appreciation on investments,
     futures contracts and foreign currency transactions ....     23,084,724     10,723,070
                                                                ------------    -----------
   Net increase in net assets resulting from operations .....     34,379,118     16,146,172
                                                                ------------    -----------
Distributions to shareholders:
   Net investment income ....................................             --       (448,581)
   Net realized gain on investments .........................             --     (4,950,101)
   In excess of net realized gain on investments ............             --       (196,018)
                                                                ------------    -----------
   Total distributions to shareholders ......................             --     (5,594,700)
                                                                ------------    -----------
Capital share transactions:
   Net increase in net assets from capital share transactions     57,108,605     22,890,207
                                                                ------------    -----------
   Net increase in net assets ...............................     91,487,723     33,441,679
Net Assets:
   Beginning of period ......................................     73,999,344     40,557,665
                                                                ------------    -----------
   End of period ............................................   $165,487,067    $73,999,344
                                                                ============    ===========

                 See accompanying notes to financial statements.

The Gabelli Global Interactive Couch Potato(R) Fund
Notes to Financial Statements (Unaudited)
================================================================================

1. Organization. The Gabelli Global Interactive Couch Potato Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and one of four separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on February 7, 1994.

2. Significant Accounting Policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the successor to Gabelli Funds, Inc. as investment adviser) (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one

The Gabelli Global Interactive Couch Potato(R) Fund
Notes to Financial Statements (Continued) (Unaudited)
================================================================================

business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At June 30, 1999, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Foreign Currency Translation. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and

The Gabelli Global Interactive Couch Potato(R) Fund
Notes to Financial Statements (Continued) (Unaudited)
================================================================================

dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Expenses. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

Provision for Income Taxes. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

3. Investment Advisory Agreement. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 1999, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $144,690, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. Organizational Expenses. The organizational expenses of the Fund are being amortized on a straight-line basis over a period of 60 months.

The Gabelli Global Interactive Couch Potato(R) Fund
Notes to Financial Statements (Continued) (Unaudited)
================================================================================

6. Portfolio Securities. Purchases and sales of securities for the six months ended June 30, 1999, other than short term securities, aggregated $79,627,690 and $42,517,549, respectively.

7. Transactions with Affiliates. During the six months ended June 30, 1999, the Fund paid brokerage commissions of $2,350 to Gabelli & Company, Inc. and its affiliates.

8. Line of Credit. The Fund has access to an unsecured line of credit from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at June 30, 1999.

The average daily amount of borrowings outstanding during the six months ended June 30, 1999 was $2,845,000, with a related weighted average interest rate of 5.46%. The maximum amount borrowed at any time during the six months ended June 30, 1999 was $3,790,000.

9. Capital Stock Transactions. Transactions in shares of capital stock were as follows:

                                                   Six Months Ended               Year Ended
                                                    June 30, 1999             December 31, 1998
                                              -------------------------   -------------------------
                                                Shares        Amount        Shares        Amount
Shares sold ................................   5,759,651   $121,114,028    7,109,075   $113,132,679
Shares issued upon reinvestment of dividends          --             --      342,029      5,633,747
Shares redeemed ............................  (3,079,759)   (64,005,423)  (5,935,470)   (95,876,219)
                                              ----------   ------------   ----------   ------------
  Net increase .............................   2,679,892   $ 57,108,605    1,515,634   $ 22,890,207
                                              ==========   ============   ==========   ============

10. New Share Classes. On March 9, 1999, the Board of Directors of the Fund approved (subject to shareholder approval of Amendments to the Fund's Articles of Incorporation to permit the Fund to offer additional classes of shares) a Rule 18f-3 Multi-Class Plan relating to the creation of three additional classes of shares of the Fund -- Class A Shares, Class B Shares and Class C Shares (the "New Share Classes"). The existing class of shares was redesignated as Class AAA Shares. In addition, the Board has also approved an Amended and Restated Distribution Agreement, Rule 12b-1 plans for each of the New Share Classes and an Amended and Restated Plan of Distribution for the existing class of shares (Class AAA shares) to be effective upon the commencement of the offering of the New Share Classes. Effective July 22, 1999, shareholder approval permitting the Fund to offer additional classes of shares was attained.

The Gabelli Global Interactive Couch Potato(R)  Fund
Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                                  Six Months Ended                  Year Ended December 31,
                                                    June 30, 1999   -----------------------------------------------------
                                                    (Unaudited)       1998       1997       1996       1995       1994+
                                                   --------------     ----       ----       ----       ----       -----
Operating performance:
  Net asset value, beginning of period ............   $  16.99      $ 14.28    $ 11.75    $ 11.72    $ 10.25    $ 10.00
                                                      --------      -------    -------    -------    -------    -------
  Net investment income / (loss) ..................      (0.05)        0.11      (0.07)     (0.09)     (0.01)     (0.01)
  Net realized and unrealized gain
    on investments ................................       6.58         3.98       4.97       1.56       1.84       0.26
                                                      --------      -------    -------    -------    -------    -------
  Total from investment operations ................       6.53         4.09       4.90       1.47       1.83       0.25
                                                      --------      -------    -------    -------    -------    -------
Distributions to shareholders:
  Net investment income ...........................         --        (0.11)        --         --         --         --
  In excess of net investment income ..............         --           --         --      (1.44)     (0.36)        --
  Net realized gain on investments ................         --        (1.23)     (2.37)        --         --         --
  In excess of net realized gain on investments ...         --        (0.04)        --         --         --         --
                                                      --------      -------    -------    -------    -------    -------
  Total distributions .............................         --        (1.38)     (2.37)     (1.44)     (0.36)        --
                                                      --------      -------    -------    -------    -------    -------
  Net asset value, end of period ..................   $  23.52      $ 16.99    $ 14.28    $ 11.75    $ 11.72    $ 10.25
                                                      ========      =======    =======    =======    =======    =======
  Total return++ ..................................       38.4%        28.9%      41.7%      12.5%      17.9%       2.5%
                                                      ========      =======    =======    =======    =======    =======
Ratios to average net assets and supplemental data:
  Net assets, end of period (in 000's) ............   $165,487      $73,999    $40,558    $37,779    $31,439    $24,831
  Ratio of net investment income / (loss)
    to average net assets .........................      (0.54)%(a)     0.66%    (0.61)%    (0.70)%    (0.07)%    (0.13)%(a)
  Ratio of operating expenses
    to average net assets (b) .....................       1.53%(a)     1.66%      1.78%      2.06%      2.47%      2.47%(a)
  Portfolio turnover rate .........................         37%         105%        68%        47%        33%        14%

----------
+    From commencement of operations on February 7, 1994.

++ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.

(a)  Annualized.

(b) The Fund incurred interest expense during the six months ended June 30, 1999 and the years ended December 31, 1998 and 1997. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.50%, 1.63% and 1.64%, respectively.

                 See accompanying notes to financial statements.

                        Gabelli Global Series Funds, Inc.
               The Gabelli Global Interactive Couch Potato(R) Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA
Chairman and Chief
Investment Officer
Gabelli Asset Management Inc.

Felix J. Christiana
Former Senior Vice President
Dollar Dry Dock Savings Bank

Anthony J. Colavita
Attorney-at-Law
Anthony J. Colavita, P.C.

John D. Gabelli
Senior Vice President
Gabelli & Company, Inc.

Karl Otto Pohl
Former President
Deutsche Bundesbank

Werner J. Roeder, MD
Medical Director
Lawrence Hospital

Anthonie C. van Ekris
Managing Director
BALMAC International, Inc.

                         Officers and Portfolio Managers

Mario J. Gabelli, CFA
President and Chief
Investment Officer

Bruce N. Alpert
Vice President and Treasurer

Marc J. Gabelli
Portfolio Manager

James E. McKee
Secretary

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Interactive Couch Potato(R) Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB442Q299SR